UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	November 30, 2005

Commission	Name of Registrant, State of Incorporation, Address of	IRS Employer
File Number	Principal Executive Offices and Telephone Number	Identification Number
1-9894	Alliant Energy Corporation	39-1380265
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
0-4117-1	Interstate Power and Light Company	42-0331370
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
0-337	Wisconsin Power and Light Company	39-0714890
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        On November 30, 2005, the Board of Directors (the “Board”) of Alliant Energy Corporation (“Alliant Energy”), Interstate Power and Light Company (“IP&L”) and Wisconsin Power and Light Company (“WP&L,” and together with Alliant Energy and IP&L, the “Company”) based on the recommendations of the Compensation and Personnel Committee of the Board and the Nominating and Governance Committee of the Board, approved modifications to the annual compensation for non-employee members of the Board, which are as follows and will be effective January 1, 2006:

•	a $100,000 annual retainer for each non-employee director;
•	a $20,000 annual retainer for the Lead Independent Director of the Board;
•	a $10,000 annual retainer for the Chairperson of the Audit Committee of the Board;
•	a $3,500 annual retainer for each member of the Audit Committee of the Board other than the Chairperson; and
•	a $5,000 annual retainer for the Chairperson of each of the Compensation and Personnel Committee, the Nominating Committee and Governance Committee and the Nuclear, Health and Safety Committee of the Board.

A summary of compensation and benefits for non-employee members of the Board, effective as of January 1, 2006, is filed as Exhibit 10.1 and is incorporated by reference herein.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On November 30, 2005, the Board appointed Carol P. Sanders as a new director of the Company. Ms. Sanders was appointed to the Audit Committee and the Environmental, Nuclear, Health and Safety Committee. The Board committee appointments will be effective on January 1, 2006. Ms. Sanders, 38, has served as Chief Financial Officer and Corporate Secretary of Jewelers Mutual Insurance Company, located in Neenah, Wisconsin, since 2004. She served as controller and assistant treasurer of Sentry Insurance from 2001 to 2004 and as vice president and treasurer of American Medical Security, Inc. from 1999 to 2001. Ms. Sanders will stand for election at the Company’s 2006 Annual Meeting of Shareowners as a nominee for director to serve until the Company’s 2009 Annual Meeting of Shareowners.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being furnished herewith:

(10.1)	Summary of Compensation and Benefits for Non-Employee Directors of Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company, effective January 1, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION
Date: December 2, 2005	By: /s/ John E. Kratchmer
John E. Kratchmer
Vice President-Controller and
Chief Accounting Officer
INTERSTATE POWER AND LIGHT COMPANY
Date: December 2, 2005	By: /s/ John E. Kratchmer
John E. Kratchmer
Vice President-Controller and
Chief Accounting Officer
WISCONSIN POWER AND LIGHT COMPANY
Date: December 2, 2005	By: /s/ John E. Kratchmer
John E. Kratchmer
Vice President-Controller and
Chief Accounting Officer

ALLIANT ENERGY CORPORATION
INTERSTATE POWER AND LIGHT COMPANY
WISCONSIN POWER AND LIGHT COMPANY

Exhibit Index to Current Report on Form 8-K
Dated November 30, 2005

Exhibit
Number

(10.1)	Summary of Compensation and Benefits for Non-Employee Directors of Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company, effective January 1, 2006.